                                                               Semi-AnnualReport
                                                                   July 31, 2000

                         [LOGO OF THE ITALY FUND INC.]

Dear Shareholder:

We are pleased to report that The Italy Fund Inc. ("Fund") continued to provide investors with strong market and portfolio performance during the period. Based on market value, the Fund returned 9.84% and 19.30% for the past quarter and first six months of the current fiscal year ending January 31, 2001, and 62.50% for the one-year period ended July 31, 2000. Performance was also quite competitive versus the Italian stock indices. The Morgan Stanley Capital International Italy Index ("MSCI Italy")1 reported a return of 6.38%, Milan MIBtel 30 Index ("MIBtel Index")2 rose 3.37% and the BCI General Index ("BCI Index")3 rose 3.82% for the latest fiscal quarter. The table below summarises the performance of the Fund for these and longer periods:

The Italy Fund Inc.
Total Returns Through July 31, 20004

                                         Market Price        NAV
                                         ------------       -----
               Three Months                  9.84%           7.32%
               Six Months                   19.30           16.47
               One Year                     62.50           52.51
               Three Years                  37.37           33.71
               Five Years                   26.27           24.62
               Ten Years                     8.47            8.54
               Since Inception
               (February 28, 1986)           8.79           10.24

Sentiment among investors turned negative early in the spring as oil prices moved higher than anticipated and as fears that higher U.S. interest rates may have a broader, global effect and also dampen the impressive growth experienced by Europe and parts of Asia. This was a marked reversal in attitude exhibited by the majority of investors during most of 1999 and the first weeks of 2000, when investors appeared to pay scant attention to either macroeconomic factors or valuations ratios. Instead, emotional considerations appeared to overrule reason in the rush to participate in either the latest Internet company or consolidation and restructuring target.


------------
1 The MSCI Italy is comprised of 50 companies traded on the Milan Stock Exchange. An investor cannot invest directly in an index.
2 MIBtel Index is comprised on 30 of the most liquid and highly capitalized stocks listed on the Milan Stock Exchange which account for 70% of the exchange's total market cap. An investor cannot invest directly in an index.
3 The BCI Index is comprised of 296 companies traded on the Milan Stock Exchange. An investor cannot invest directly in an index.
4 The returns cited in the chart above are average annual total returns. Average annual total returns assume the reinvestment of income dividends and capital gain distributions at the market price or NAV of the Fund. Please note the returns cited in this report represent past performance and are not indicative of future results.

After leading four consecutive years of double-digit gains for Euroland5 stock markets, "New Economy"6 stocks encountered a sharp sell-off over the past four months. The sharp fall in TMT (telecommunications, media, and technology) stocks seen during the spring and the turbulence in some of the broader stock indices dampened investor confidence. Higher interest rates, yields and inflation worries drove concerns over the stock valuations of "New Economy" sectors and made investors more cautious in their investment choices. Investors lightened their exposure to TMTs and sought a haven in some of the more traditional, "Old Economy"7 sectors of the Euroland stock markets.

However, we think these more defensive sectors are unlikely to remain in the spotlight for too long, especially as increasingly global competitive pressures and deregulated markets should continue to exert a drag on "Old Economy" stocks. We anticipate that inflation and interest rate concerns should subside and that the world economy may continue to show sustainable growth, though perhaps at less impressive rates than previously seen.

The Italian economy is kicking into high gear and starting to close the gap between its Gross Domestic Product ("GDP")8 growth and that of other European countries. GDP forecasts for Italy recently were revised upward to 3.0% for 2000 and 2.9% for 2001, based primarily on stronger-than-expected domestic consumption during the spring that followed an earlier export-led rise.

Year 2000 inflation forecasts have been trimmed to 2.4% and are unlikely to move lower due to the rebound in oil costs. Corporate earning momentum also accelerated during recent months, resulting in some impressive interim earnings results for Italian listed companies, particularly those companies in the energy, banking, industrial and consumer sectors.

Italian stock indices reached their highs in March and fell during the subsequent period of market volatility. The TMT sectors had traded closely in line with one another during the rally that lasted up to March 2000, but the correlation disappeared during the sharp sell-off of the last four months. Pure Internet stocks such as e-Biscom and Tiscali took the brunt of the malaise, but no `safe-havens' existed within the TMT sector. Media companies Seat-Pagine Gialle S.p.A., L'Espresso and Mediaset tumbled to varying degrees, as did Telecom Italia, a telecommunications company.


------------
5 Euroland refers to those countries which make up the European Monetary Union ("EMU"). The EMU members include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain.
6 The New Economy represents those companies in the technology, telecommunications and Internet sectors.
7    The Old Economy represents more established, "blue-chip" companies.
8 GDP is the market value of the goods and services produced by labor and property. GDP is comprised on consumer and government purchases, private domestic investments and net exports of goods and services.

Positive performers during this period were "Old Economy" stocks such as banking company San Paolo-IMI (+18%), retail company Recordati (+82%), food service company Autogrill (+21%), life insurance company Bayerische Vita (+25%), insurance company Alleanza Assicurazioni (+20%) and financial services company Banca Popular di Milano (+17%).9

Not surprisingly, lower inflows into Italian stock mutual funds followed the turmoil in the Italian stock market, as many investors became more risk averse. We are at the tail end of the peak Initial Public Offering (IPO) season, and we anticipate that market liquidity may be more favourable during the next several months. However, on the whole, ownership of Italian stocks has increased while ownership of foreign stocks has slowed.

In our opinion, one reason for this increased interest in Italian stocks is that valuations in Italy continue to be less expensive than the rest of Europe. Italy is selling at 6.7x 2000 price/cash flow, while Europe is at 11.3x and the U.S. stocks are selling at 15.8x their cash flows. Due to restructuring and a lower tax rate (IRAP effect), we anticipate corporate profits may grow by about 27% and 15% in 2000 and 2001, respectively, which is well above other European companies.

The Italy Fund announced in July a tender offer for up to 2,012,879 shares of common stock, which represents 25% of its issued and outstanding shares of stock. Termination date for the tender offer was September 5,2000, which was for cash at a price of $20.03 per share. In order to make cash available for this tender offer, we began reducing some less liquid positions in Recordati (consumer staples), Buzzi Unicem (construction), Danieli (engineering), Bayerische Vita (insurance) and Brembo (automotive). We did not eliminate these positions as we consider the fundamentals of these medium-sized companies to be excellent and they have been instrumental in helping the Fund achieve its strong returns.

We executed a number of other portfolio transactions during the past fiscal quarter:

Banca Fideuram, despite excellent fundamentals, was further reduced by 300,000 shares, as this position once again became too large at an 8.8% weighting of the total portfolio. We had also reduced Banca Fideuram's position by 300,000 shares during the first fiscal quarter. After merger rumors failed to come to fruition, we took profits in Banca Popular Commercial and Industrial.


------------
9    Source: SSB Citi Fund Management LLC.

A number of factors continue to buoy our enthusiasm for the Italian stock market. Many companies are working hard to enhance shareholder value, issue stock options, and buy-in shares, and the Italian stock market itself is undervalued versus other European bourses and still offers the potential for increased returns. Moreover, the Italian market is in a bull market, propelled by private investors switching from bonds/money markets ownership to the ownership of stocks and stock mutual funds. Finally, the euro10 is, in our opinion, substantially undervalued, providing further opportunities for investment returns over time.

We look forward to reporting to you at the end of the next fiscal quarter.

Sincerely,


/s/ Heath B. Mclendon                    /s/ Mario d'Urso

Heath B. McLendon                        Mario d'Urso
Chairman                                 President





/s/ Rein W. van der Does

Rein W. van der Does
Vice President and Investment Officer

September 12, 2000


------------
10 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

The Italy Fund's Sectorial Structure*
--------------------------------------------------------------------------------
July 31, 2000 (unaudited)

                                    [GRAPH]

Automotive                       4%
Banking                         21%
Construction                     3%
Consumer Cyclical Textiles       4%
Consumer Staples - Food          4%
Consumer Staples - Retail        2%
Energy Exploration               3%
Energy - International           5%
Engineering                      1%
Insurance                       13%
Miscellaneous                    0%**
Media Group                     11%
Telecommunications Telephone    19%
Telecommunications Wireless     10%



BCI General Index Sectorial Structure
--------------------------------------------------------------------------------
July 31, 2000 (unaudited)

                                    [GRAPH]

Utilities                       10%
Automotive                       3%
Banking                         24%
Energy                           8%
Insurance                        8%
Paper & Printing                 4%
Telecommunications              35%
Miscellaneous                    6%
Textiles                         2%


 * As a percentage of total investments.
** Represents less than 0.1% of total investments.

The Italy Fund Inc.

Schedule of Investments
July 31, 2000 (unaudited)
--------------------------------------------------------------------------------
    Shares                           Security                  Value
--------------------------------------------------------------------------------

COMMON STOCK -- 100%

Automotive -- 3.8%
    408,062    Brembo S.p.A. ....................................   $ 4,174,737
    800,000    Ducati Motor Holding S.p.A.* .....................     1,992,568
                                                                   -------------
                                                                      6,167,305
                                                                   -------------

Banking -- 21.2%
    700,000    Banca Fideuram S.p.A.+ ...........................    11,039,556
  1,200,000    BIPOP - Carire S.p.A. ............................     9,751,577
    700,000    Banca Popolare di Milano .........................     5,000,880
    500,000    San Paolo - IMI S.p.A. ...........................     8,422,827
                                                                   -------------
                                                                     34,214,840
                                                                   -------------
Construction -- 2.8%
    954,250    Buzzi Unicem S.p.A. di Risp NC++ .................     4,553,689
                                                                   -------------
Consumer Cyclical Textiles -- 4.1%
     70,000    Gucci Group N.V. - NY Registered Shares+ .........     6,698,125
                                                                   -------------
Consumer Staples - Food -- 4.0%
    544,027    Autogrill S.p.A.+ ................................     6,402,037
                                                                   -------------
Consumer Staples - Retail -- 1.7%
    140,000    Industrie Natuzzi S.p.A. ADR .....................     1,461,250
    143,000    Recordati S.p.A. di Risp NC++ ....................     1,261,971
                                                                   -------------
                                                                      2,723,221
                                                                   -------------
Energy Exploration -- 2.8%
    800,000    Saipem S.p.A. ....................................     4,573,715
                                                                   -------------
Energy - International -- 5.5.%
  1,600,000    ENI S.p.A.+ ......................................     8,910,221
                                                                   -------------
Engineering -- 0.9%
    175,000    Danieli & Co. ....................................       784,833
    251,250    Danieli & Co. di Risp NC++ .......................       604,838
                                                                   -------------
                                                                      1,389,671
                                                                   -------------
See Notes to Financial Statements.

The Italy Fund Inc.

Schedule of Investments
July 31, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------
    Shares                           Security                  Value
--------------------------------------------------------------------------------

Insurance -- 13.3%
    494,999    Alleanza Assicurazioni S.p.A.+ .................   $   6,146,150
    300,000    Assicurazioni Generali S.p.A.+ .................       9,771,036
    596,500    Bayerische Vita S.p.A.+ ........................       5,521,663
                                                                  --------------
                                                                     21,438,849
                                                                  --------------
Media Group -- 10.7%
    403,316    Gruppo Editoriale L'Espresso ...................       5,119,887
    400,000    Mediaset S.p.A.+ ...............................       6,356,501
  1,641,000    Seat - Pagine Gialle S.p.A.+ ...................       5,717,293
                                                                  --------------
                                                                     17,193,681
                                                                  --------------
Miscellaneous -- 0.1%
      4,220    ETF Group# .....................................         135,350
                                                                  --------------
Telecommunications - Telephone -- 19.2%
  1,500,000    Olivetti S.p.A.+ ...............................       5,073,155
  2,000,000    Tecnost S.p.A. .................................       7,283,105
    900,000    Telecom Italia S.p.A.+ .........................      11,625,170
  1,100,000    Telecom Italia S.p.A. di Risp NC+++ ............       6,937,111
                                                                  --------------
                                                                     30,918,541
                                                                  --------------
Telecommunications - Wireless -- 9.9%
  1,100,000    Telecom Italia Mobile S.p.A.+ ..................      10,457,649
  1,000,000    Telecom Italia Mobile S.p.A. di Risp NC++ ......       5,494,772
                                                                  --------------
                                                                     15,952,421
                                                                  --------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $100,966,526**) .......................    $161,271,666
                                                                  ==============

------------
*    Non-income producing security.
+    All or a portion of this security is on loan (See Note 6).
++ Risp NC - Risparmio Non-Convertible (non-covertible savings shares).
# Security is valued by the Fund's Board of Directors and is restricted as to re-sale (See Note 4).
**   Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

The Italy Fund Inc.

Statement of Assets and Liabilities
July 31, 2000 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost -- $100,966,526) .......................  $161,271,666
Foreign currency, at value (Cost -- $2,385,612) ....................     2,311,076
Cash ...............................................................       826,393
Collateral for securities on loan (Note 6) .........................    43,910,565
Receivable for securities sold .....................................       966,638
Dividends and interest receivable ..................................       684,613
                                                                      -------------
Total Assets .......................................................   209,970,951
                                                                      -------------


LIABILITIES:
Payable for securities on loan (Note 6) ............................    43,910,565
Management fees payable ............................................       132,752
Accrued expenses ...................................................        19,400
                                                                      -------------
Total Liabilities ..................................................    44,062,717
                                                                      -------------
Total Net Assets ...................................................  $165,908,234
                                                                      =============

NET ASSETS:
Par value of capital shares ........................................  $     80,515
Capital paid in excess of par value ................................    71,921,506
Undistributed net investment income ................................       646,496
Accumulated net realized gain from security transactions ...........    33,051,000
Net unrealized appreciation of investments and foreign currencies ..    60,208,717
                                                                      -------------

Total Net Assets
(Equivalent to $20.61 a share on 8,051,514 shares of $0.01
par value outstanding; 20,000,000 shares authorized) ...............  $165,908,234
                                                                      =============


See Notes to Financial Statements.

The Italy Fund Inc.

Statement of Operations
For the Six Months Ended July 31, 2000 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:

Dividends ....................................................    $  2,808,972
Interest .....................................................         196,197
Less: Foreign withholding tax ................................        (377,090)
                                                                  -------------
Total Investment Income ......................................       2,628,079
                                                                  -------------

EXPENSES:
Management fees (Note 2) .....................................         839,949
Custody ......................................................          61,165
Audit and legal ..............................................          44,257
Directors' fees ..............................................          43,411
Shareholder communications ...................................          28,095
Shareholder and system servicing fees ........................          23,869
Pricing service fees .........................................             149
Other ........................................................           7,819
                                                                  -------------
Total Expenses ...............................................       1,048,714
                                                                  -------------
Net Investment Income ........................................       1,579,365
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
Realized Gain (Loss) From:
   Security transactions (excluding short-term securities) ...      32,922,392
   Foreign currency transactions .............................        (622,471)
                                                                  -------------
Net Realized Gain ............................................      32,299,921
                                                                  -------------
Change in Net Unrealized Appreciation of Investments
and Foreign Currencies:
   Beginning of period .......................................      70,793,392
   End of period .............................................      60,208,717
                                                                  -------------
Decrease in Net Unrealized Appreciation ......................     (10,584,675)
                                                                  -------------
Net Gain on Investments and Foreign Currencies ...............      21,715,246
                                                                  -------------
Increase in Net Assets From Operations .......................    $ 23,294,611
                                                                  =============

See Notes to Financial Statements.

The Italy Fund Inc.

Statements of Changes in Net Assets
For the Six Months Ended July 31, 2000 (unaudited)
and the Year Ended January 31, 2000
--------------------------------------------------------------------------------

                                                                 July 31               January 31
                                                             --------------          --------------
OPERATIONS:
Net investment income ....................................   $   1,579,365           $   1,049,168
Net realized gain ........................................      32,299,921              31,648,704
Increase (decrease) in net unrealized appreciation .......     (10,584,675)                948,607
                                                             --------------          --------------
Increase in Net Assets From Operations ...................      23,294,611              33,646,479
                                                             --------------          --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ....................................      (1,849,433)             (2,060,542)
Net realized gains .......................................     (10,421,880)            (24,858,556)
                                                             --------------          --------------
Decrease in Net Assets From
   Distributions to Shareholders .........................     (12,271,313)            (26,919,098)
                                                             --------------          --------------

FUND SHARE TRANSACTIONS (NOTE7):
Treasury stock acquired ..................................      (5,845,930)            (13,678,215)
                                                             --------------          --------------
Decrease in Net Assets From
   Fund Share Transactions ...............................      (5,845,930)            (13,678,215)
                                                             --------------          --------------
Increase (Decrease) in Net Assets ........................       5,177,368              (6,950,834)

NET ASSETS:
Beginning of period ......................................     160,730,866             167,681,700
                                                             --------------          --------------
End of period* ...........................................   $ 165,908,234           $ 160,730,866
                                                             ==============          ==============
* Includes undistributed net investment
  income of: .............................................   $     646,496           $   1,668,382
                                                             ==============          ==============


See Notes to Financial Statements.

The Italy Fund Inc.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized

The Italy Fund Inc.

--------------------------------------------------------------------------------

gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager of the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

For the six months ended July 31, 2000, SSB received no brokerage commissions.

3. Investments

During the six months ended July 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


Purchases ...................................................    $33,935,241
                                                                 ===========

Sales .......................................................    $50,966,148
                                                                 ===========

At July 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ...............................    $63,895,897
Gross unrealized depreciation                                     (3,590,757)
                                                                 -----------
Net unrealized appreciation .................................    $60,305,140
                                                                 ===========

The Italy Fund Inc.

--------------------------------------------------------------------------------

4. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

           Number of  Acquisition   7/31/00    Value Per  Percentage of
Security    Shares       Date      Fair Value    Unit      Net Assets     Cost
--------   ---------  -----------  ----------  ---------  ------------- --------
ETF Group   4,220      3/13/2000    $135,350    $32.07       0.08%      $297,774

5. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collaterized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2000, the Fund had loaned common stocks which were collateralized by cash and securities. The market value for the securities on loan for the Fund was $41,868,880.

The Italy Fund Inc.

--------------------------------------------------------------------------------

At July 31, 2000, the cash collateral received for these securities on loan was invested as follows:

Security Description                                                   Value
================================================================================
Time Deposits:
   Allied Irish, 6.688% due 8/1/00                                 $ 2,148,334
   Banque Bruxelles Lambert, London, 6.688% due 8/1/00               2,148,334
   Bayerische Landesbank, 6.688% due 8/1/00                          2,148,334
   Deutsche Bank, London, 6.688% due 8/1/00                          2,148,334
   Rabobank, London, 6.688% due 8/1/00                               2,148,334
   Toronto Dominion-London, 6.688% due 8/1/00                        2,148,334
   Westdeutsche Landesbank, London, 6.688% due 8/l/00                2,148,334
Repurchase Agreements:
   Bear Stearns, 6.670% due 8/1/00                                   8,016,172
   CS First Boston Corp., 6.680% due 8/1/00                          6,412,938
   J.P. Morgan Securities, 6.700% due 8/1/00                         1,923,881
   Morgan Stanley Dean Witter & Co., 6.625% due 8/1/00               4,055,721
Commercial Paper:
   General Electric Credit, 6.641% due 8/1/00                        2,115,879
   General Motors Acceptance Corp., 6.661% due 8/1/00                2,115,878
   Koch Industries Inc., 6.641% due 8/1/00                           2,115,879
   UBS Finance (Delaware) Inc., 6.641% due 8/1/00                    2,115,879
--------------------------------------------------------------------------------
Total                                                              $43,910,565
================================================================================

Income earned by the Fund from securities loaned for the six months ended July 31, 2000 was $157,576.

7. Capital Stock

At July 31, 2000, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. Since inception of the share repurchase plan, the Fund has repurchased 1,451,575 with the total cost of $22,919,389. For the six months ended July 31, 2000, the Fund has repurchased 301,200 shares with a total cost of $5,845,930.

The Italy Fund Inc.

Financial Highlights
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Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, except where noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                         2000(1)      2000        1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of Period ..............  $   19.24   $   18.09   $   14.49   $   11.94   $    9.56   $    9.82
                                       ---------   ---------   ---------   ---------   ---------   ---------
Income (Loss) From Operations:
   Net investment income ............       0.20        0.12        0.17        0.07        0.10        0.15
   Net realized and unrealized
     gain (loss) ....................       2.56        3.94        3.82        2.50        2.52       (0.39)
                                       ---------   ---------   ---------   ---------   ---------   ---------
Total Income (Loss) From
   Operations .......................       2.76        4.06        3.99        2.57        2.62       (0.24)
                                       ---------   ---------   ---------   ---------   ---------   ---------
Gain From Repurchase of
   Treasury Stock ...................       0.13        0.27        0.07          --         --           --
                                       ---------   ---------   ---------   ---------   ---------   ---------
Less Distributions From:
   Net investment income ............      (0.23)      (0.24)      (0.20)      (0.02)      (0.24)      (0.02)
   Net realized gains ...............      (1.29)      (2.94)      (0.26)         --          --          --
                                       ---------   ---------   ---------   ---------   ---------   ---------
Total Distributions .................      (1.52)      (3.18)      (0.46)      (0.02)      (0.24)      (0.02)
                                       ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ......  $   20.61   $   19.24   $   18.09   $   14.49   $   11.94   $    9.56
                                       =========   =========   =========   =========   =========   =========
Market Value, End of Period .........  $  18.313   $  16.688   $  14.938   $  12.125   $  10.000   $   8.250
                                       =========   =========   =========   =========   =========   =========
Total Return, Based on
   Market Value (2) .................      19.30%++    35.61%      26.96%      21.53%      24.49%      (5.51)%
                                       =========   =========   =========   =========   =========   =========
Total Return, Based on
   Net Asset Value (2) ..............      16.47%++    29.10%      28.66%      21.59%      28.27%      (2.43)%
                                       =========   =========   =========   =========   =========   =========
Net Assets, End of Period (000's) ...  $ 165,908   $ 160,731   $ 167,682   $ 137,712   $ 113,433   $  90,841
                                       =========   =========   =========   =========   =========   =========
Ratios to Average Net Assets:
   Net investment income ............       1.79%+      0.68%       0.58%       0.61%       0.97%       1.12%
   Expenses (3) .....................       1.19+       1.23        1.22        1.29        1.42        1.42
Portfolio Turnover Rate .............         20%         28%         22%         16%         47%         58%

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(1)  For the six months ended July 31, 2000 (unaudited).
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(3) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

The Italy Fund Inc.

Quarterly Results of Operations (unaudited)
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
                                                                                            Net Increase
                                                                    Net Realized            (Decrease) in
                         Investment         Net Investment         and Unrealized             Net Assets
                        Income (Loss)        Income (Loss)           Gain (Loss)            From Operations
                     ------------------   -------------------   ---------------------   ---------------------
                                  Per                   Per                     Per                     Per
Quarter Ended            Total   Share       Total     Share       Total       Share       Total       Share
                     ----------  ------   ----------   ------   ------------   ------   ------------   ------
April 30, 1998 ....  $  146,182  $ 0.02   $(326,512)   $(0.03)  $ 25,944,182   $ 2.73   $ 25,617,670   $ 2.70
July 31, 1998 .....   2,658,231    0.28   2,148,071      0.23      5,682,751     0.60      7,830,822     0.83
October 31, 1998 ..     207,822    0.02    (255,194)    (0.03)   (17,814,957)   (1.87)   (18,070,151)   (1.90)
January 31, 1999 ..    (102,909)  (0.01)   (628,555)    (0.07)    22,888,424     2.47     22,259,869     2.40
April 30, 1999 ....     194,353    0.02    (289,898)    (0.03)    (2,892,195)   (0.33)    (3,182,093)   (0.36)
July 31, 1999 .....   2,483,951    0.29   2,020,175      0.23     (3,929,497)   (0.46)    (1,909,322)   (0.22)
October 31, 1999 ..      59,189    0.01    (392,546)    (0.05)      (373,073)   (0.04)      (765,619)   (0.09)
January 31, 2000 ..     203,844    0.02    (288,563)    (0.03)    39,792,076     4.76     39,503,513     4.73
April 30, 2000 ....     757,114    0.09     225,691      0.03     13,125,426     1.62     13,351,117     1.65
July 31, 2000 .....   1,870,965    0.23   1,353,674      0.17      8,589,820     1.07      9,943,494     1.23

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

The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
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Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a
shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or (b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

The Italy Fund Inc.

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Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.


                          ----------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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

The Italy Fund Inc.
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INVESTMENT MANAGER AND                    OFFICERS
ADMINISTRATOR
                                          Heath B. McLendon
SSB Citi Fund Management LLC              Chairman
388 Greenwich Street
New York, New York 10013                  Mario d'Urso
                                          President

                                          Lewis E. Daidone
ADVISORY BOARD                            Senior Vice President and Treasurer

Pierre Henchoz                            Rein W. van der Does
                                          Vice President and Investment Officer

                                          Irving P. David
DIRECTORS                                 Controller

Phillip Goldstein                         Christina T. Sydor
Glenn Goodstein                           Secretary
Dr. Paul R. Hardin
Heath B. McLendon
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

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

This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in the Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

                              The Italy Fund Inc.

                             388 Greenwich Street
                            New York, New York 10013
                                 (212) 816-6082
                                  FD01012 9/00

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